SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 1996


SYMMETRICOM, INC.
(Exact name of registrant as specified in its charter)

California                               0-2287               95-1906306
(State or other jurisdiction of   (Commission File Number)    (IRS
incorporation)                                                Employer
                                                          Identification
                                                                 No.)

85 West Tasman Drive
San Jose, California
(Address of principal executive offices)

95134-1703
(Zip Code)

Registrant's telephone number, including area code:  (408) 943-9403

______________
(Former name or former address, if changed since last report.)

Item 5.  Other Events

  On July 15, 1996, SymmetriCom, Inc. (the "Company") announced the retirement of Paul N. Risinger, Vice Chairman and a Director of the Company. Mr. Risinger will retire on August 15, 1996.

Exhibit

1. SymmetriCom, Inc.'s Press Release announcing Paul Risinger's retirement on August 15, 1996.


SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYMMETRICOM, INC.


Date:	July 22, 1996                By  /s/J. Scott Kamsler

                                       J. Scott Kamsler
                                       Chief Financial Officer